                               LICENSE AGREEMENT
                               -----------------

          This Agreement is effective as of the 13th day of December, 1995 (the "Effective Date"), by and between Micro-Pak, Inc., a Delaware corporation (hereinafter "MP"), having a principal place of business at 209 Baynard Building, 3411 Silverside Road, Wilmington, Delaware and Igen, Inc., a Delaware corporation,(hereinafter "IGEN"), having a principal place of business at 103 Springer Building, 3411 Silverside Road, Wilmington, Delaware.

                             W I T N E S S E T H :
                             - - - - - - - - - - -

          WHEREAS, MP represents and warrants that it is the owner and/or exclusive licensee of certain inventions (as described in several patents and patent applications), trademarks, and information, know-how and skill which is unique and confidential relating to organized lipid structures, lipid vesicle encapsulation technologies, cellulose structure and micellar nanoparticles (designated herein as the "NOVAVAX TECHNOLOGIES"), including, but not limited to the lipid vesicle technology developed by Micro Vesicular Systems, Inc. (designated herein as the "NOVASOME(R) Technology") and superabsorber/hydrogel technology (designated herein as the "ULTRASPONGE(TM) Technology") useful in conjunction with various products including animal pharmaceuticals, biologicals and other animal care products; foods, food applications, flavorings, and nutrients (except to the extent used in human pharmaceuticals and vaccines); cosmetics, consumer products, and topical dermatological products for localized usage at the delivery zone (specifically excluding dermatologically administered pharmaceuticals which are delivered systemically through the skin, antiinfectives for treating infectious pathogens, replacement hormone therapy, spermacides and viracides); fragrances; and chemicals including herbicides, insecticides, pesticides, paints and coatings, photographic chemicals and other specialty chemicals including blood substitutes containing hemoglobin and other oxygen carrying materials; and processes for making the same.

          WHEREAS, MP represents and warrants that it has the right to grant licenses for such inventions under the terms and conditions set forth herein;

          WHEREAS, IGEN states that its Affiliates (as hereinafter defined) are in the business of producing various animal pharmaceuticals, biologicals and other animal care products; foods, food applications, flavorings, and nutrients; cosmetics, consumer products, and topical dermatological products for localized usage at the delivery zone; fragrances; and chemicals including herbicides, insecticides, pesticides, paints and coatings, photographic chemicals and other specialty chemicals including blood substitutes containing hemoglobin and other oxygen carrying materials; and processes for making the same and desires to acquire exclusive rights from MP in and to the products, and methods and processes for making and using the NOVAVAX TECHNOLOGIES in the Field, and seeks the right to grant sublicenses of the NOVAVAX TECHNOLOGIES to its Affiliates and to third parties, and to grant to its Affiliates the right to grant further sublicenses to third parties; and

          WHEREAS MP is willing to grant such a license;

          NOW, THEREFORE, the parties hereto agree as follows:

                            ARTICLE I - DEFINITIONS
                            -----------------------

          1.1  Licensed Technology.  The term "Licensed Technology" shall mean
               --------------------
any and all data, information, technology, know-how, process, technique, method, skill, proprietary information, trade secret, development, discovery, and invention, related to the NOVAVAX TECHNOLOGIES, including but not limited to the NOVASOME Technology and/or the ULTRASPONGE Technology including Improvements on such inventions in the Field, which arise from and during the course of this Agreement.

          1.2  Licensed Patent Rights.  The term "Licensed Patent Rights" shall
               -----------------------
mean each United States and foreign patent and application for any such patent for any Licensed Technology in the Field, and including but not necessarily limited to those Letters Patent and patent applications listed in Appendix "A" and related applications.

          1.3  Licensed Product.  The term "Licensed Product" shall mean any
               -----------------
product, the manufacture, use or sale of which is within the scope of a "Valid Claim" (as defined hereinafter) of a Licensed Patent Right.

          1.4  Valid Claim.  The term "Valid Claim" shall mean an unexpired
               ------------
claim in a Licensed Patent Right which has not been held invalid or unenforceable by a decision of a court, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid by the owner through reissue or disclaimer; provided, however, that no pending claim shall be deemed to constitute a "Valid Claim" after six (6) years from the date of filing an application as long as a patent has not issued thereon.

          1.5  Affiliates.  The term "Affiliates" shall mean any person, firm,
               -----------
corporation or other business entity, directly or indirectly, controlling, controlled by or under common control with a party.

          1.6  Territory.  The term "Territory" shall mean all countries in the
               ----------
world.

          1.7  Field.  The term "Field" means the use of the NOVAVAX
               ------
TECHNOLOGIES, including but not limited to the NOVASOME Technology and ULTRASPONGE Technology for (i) animal pharmaceuticals, biologicals and other animal care products; (ii) foods, food applications, flavorings, and nutrients (except to the extent used in human pharmaceuticals and vaccines); (iii) cosmetics, consumer products, and topical dermatological products for localized usage at the delivery zone, (specifically excluding dermatologically administered pharmaceuticals which are delivered systemically through the skin, antiinfectives for treating infectious pathogens, replacement hormone therapy, spermacides and viracides); (iv) fragrances; and (v) chemicals including herbicides, insecticides, pesticides, paints and coatings, photographic chemicals and other specialty chemicals including blood substitutes containing hemoglobin and other oxygen carrying materials; and processes for making the same.

                               ARTICLE II - GRANT
                               ------------------

          2.1  Exclusive License.  MP hereby grants to IGEN a fully paid-up,
               ------------------
exclusive, ten (10) year license, with the right to grant sublicenses, and the right of its sublicensees to grant further sublicenses, to make, have made, use and sell Licensed Products in the Field using the Licensed Technology covered by a Valid Claim of a Licensed Patent Right throughout the Territory.

          2.2  Option.  MP hereby grants to IGEN an option, exercisable within
               -------
the last year of the exclusive license period granted in Paragraph 2.1, to extend the exclusive license granted herein for an additional ten (10) year period upon payment of the Option Fee as defined in Paragraph 3.2.

          2.3  Trademark License.  MP hereby grants to IGEN the right to use any
               -----------------
of the trademarks listed in Appendix B in connection with the sale or marketing of any Licensed Product, subject to the restrictions set forth in Paragraph 4.5.

                             ARTICLE III - PAYMENTS
                             ----------------------

          3.1  Initial Payment.  As full payment for the ten (10) year exclusive
               ----------------
license described in Paragraph 3.1, IGEN shall pay to MP a single payment of five million dollars ($5,000,000.00), payable within thirty days after the Effective Date of this Agreement.

          3.2  Option Fee.  IGEN shall have the option to extend the exclusive
               ----------
license for an additional ten (10) year period as set forth in Paragraph 2.2 upon payment of one million dollars ($1,000,000.00), payable before the expiration of the license described in paragraph 2.1.

                         ARTICLE IV - COMMERCIALIZATION
                         ------------------------------

          4.1  Government Approvals.  IGEN (or its Affiliates or sublicensees)
               ---------------------
shall be responsible for all government approval of Licensed Products. Rights in and to said data and any governmental approvals obtained thereof shall be the property of IGEN (or its Affiliates or sublicensees as the case may be), except as needed by MP for patent purposes.

          4.2  Right to Manufacture.  IGEN (together with its Affiliates and
               ---------------------
sublicensees) shall have the exclusive right to manufacture, and sublicense for manufacture, Licensed Products in the Field pursuant to the grant of paragraph 2.1.

          4.3  Manufacturing Know-How.  To assist IGEN (and its Affiliates and
               -----------------------
sublicensees) in achieving the aims of Section 4.2, MP (and its Affiliates) will supply all of the manufacturing know-how in its possession or available to it for manufacture of Licensed Products in the Field at no cost; provided, however, reasonable costs to effect the transfer will be paid by IGEN. To further assist IGEN in IGEN's manufacture of Licensed Products, IGEN may send personnel to the facilities of MP (or its Affiliates) at a time convenient for, and with the prior approval of, MP and MP (or its Affiliates) shall provide the instruction necessary for manufacturing Licensed Products. If such instruction is carried out within the first three (3) months after the Effective Date of this Agreement, it shall be without charge to IGEN (or its Affiliates), but after that, MP (or its Affiliates) shall be compensated for its employees time at an agreed upon rate. In addition, if IGEN (or its Affiliates or sublicensees) requires assistance from MP (or its Affiliates) employees at any facility of IGEN (or its Affiliates or sublicensees), IGEN shall pay an agreed upon daily fee plus living and travel expenses as appropriate.

          4.4  Advertising and Promotion.  IGEN (and its Affiliates or
               --------------------------
sublicensees) shall have the responsibility for the preparation and dissemination of all advertising and promotional materials including the choosing and use of trade names and trademarks in connection with the Licensed Products and shall pay all costs in connection therewith. IGEN (and its Affiliates or sublicensees) may use the marks listed in Appendix B without payment of any additional royalty.

          4.5 IGEN (and its Affiliates or sublicensees) agrees that MP may control the nature and quality of the goods and the services on which IGEN (and its Affiliates or sublicensees) use any of the licensed trademarks. IGEN (and its Affiliates or sublicensees) further acknowledges that MP (and/or the trademark's owner if the trademark is licensed) has the right to inspect the nature and quality of the goods or services which IGEN (and its Affiliates or sublicensees) sell or render under any of the trademarks and that MP (and/or the trademark's owner if the trademark is licensed) will be the sole judge of whether IGEN (and its Affiliates or sublicensees) are meeting the required nature and quality of the goods and services. IGEN further agrees that all sublicenses granted by it or its Affiliates will contain specific reference to this right of MP.

                              ARTICLE V - PATENTS
                              -------------------

          5.1  Patent Warranty.  MP warrants that at least basic patent
               ----------------
applications covering the technology for use in making Licensed Products in the Field have been filed, that some patents have been issued, and that other applications have been filed, and that MP is not aware of any valid patents of third parties which would be infringed by IGEN's, or its Affiliates or sublicensees, making, using or selling Licensed Products. This warranty does not extend to variations or modifications of the Licensed Products distinct from those products being made by IGEN (and its Affiliates or sublicensees) as of the Effective Date of this Agreement.

          5.2  Obtaining Patents.  MP (on its own behalf and that of its
               ------------------
Affiliates) agrees, at its own expense, to file and prosecute diligently patent applications covering the Licensed Products in the countries of the United States, the European Patent Office, Japan and Canada (known as Group "A" countries) or other countries as it may be requested to do so by IGEN (known as Group "B" countries), and to maintain where required, by payment of renewal fees or taxes, any patents issued thereon. MP shall be responsible for all patent expenses relating to the Group "A" countries unless it decides to abandon such patent or application and IGEN shall be responsible for the reasonable pro rata expenses in the Group "B" countries, said pro rata expenses to be shared equally on a country-by-country basis by all licensees of MP who request coverage in that country. If MP decides to abandon an application or patent, MP will inform IGEN of its intent to abandon such patent or application in sufficient time that IGEN may assume prosecution and/or ownership at its own expense and no further royalties under that patent or application shall be due. MP shall keep IGEN or its counsel informed of all developments in connection with each filing and prosecution, promptly furnishing to IGEN or its counsel copies of all applications, official actions, amendments, issued patents and all other papers filed or received. All patents obtained pursuant to this Section 5.2 shall become a part of the Licensed Patent Rights.

          5.3  Infringement Notice.  MP or IGEN, as the case may be, shall give
               --------------------
prompt written notice to the other of any infringement known to MP or IGEN of a Licensed Patent Right, and shall supply the other with such details of such infringement as are actually in MP's or IGEN's possession.

          5.4  Infringement by Others.
               -----------------------

          5.4.1 In the event of any infringement of a Licensed Patent Right in the Field, MP shall, if consistent with its business interests, institute such proceedings or other actions as it deems advisable to prevent such infringement and shall retain all recovery had from any infringer.

          5.4.2 If MP does not institute such proceedings or other actions necessary to prevent such infringement within three (3) months after it learns of such infringement, IGEN may, at its own expense, institute such proceedings as may be appropriate to prevent such infringement. MP shall join in any such proceedings, if required. In such event MP shall, upon the request of IGEN and at IGEN's expense, formally assign to IGEN any cause of action it may have against any such infringer of the Licensed Patent and execute all documents and do all acts deemed necessary by IGEN for IGEN to prosecute and control such proceedings or other actions brought by it, including, but not limited to, being named as a party if legally required.

          5.4.3 Neither MP or IGEN has any obligation to institute any proceedings or other actions to prevent such infringement. However, which ever party initiates such proceedings or actions shall be entitled to any recovery, after paying any expenses incurred at its request by the other party.

          5.5  Infringement of Others' Proprietary Rights.
               -------------------------------------------

          5.5.1 MP has no obligation or liability to IGEN (and its Affiliates or sublicensees) to hold harmless, indemnify or defend IGEN (and its Affiliates or sublicensees) from and against any and all liabilities, losses, damages, claims, demands, suits, judgments, royalties, actions, causes of action, costs or expenses of any nature whatsoever arising out of any infringement or alleged infringement of the proprietary rights of others by a Licensed Product.

                           ARTICLE VI - IMPROVEMENTS
                           -------------------------

          6.1  MP and IGEN Improvements.  If at any time during the term of this
               -------------------------
License Agreement MP (and its Affiliates or sublicensees) or IGEN (and its Affiliates or sublicensees) shall, to the extend permitted by other agreements, make or discover any Improvement of the Licensed Products useful in the Field (such Improvement being limited to those improvements which would be dominated by the claims of a Licensed Patent). MP and IGEN, respectively, shall communicate all details in respect thereof to the other party. If MP(or its Affiliates) makes such an Improvement, IGEN (and its Affiliates or sublicensees) shall be entitled to use the same in the Field during the term of this Agreement upon the same terms pursuant to this Agreement without paying any increased or decreased royalty in respect thereof. If MP obtains a patent in respect to any such Improvement, it shall be included in the Patent Rights. If IGEN (or its Affiliates or sublicensees) makes such an Improvement, MP (and its Affiliates or sublicensees) shall have the right to use it outside the Field during the term of this Agreement.

          6.2  Joint Inventions.  In the event employees of MP and IGEN, or one
               -----------------
of their Affiliates, are joint inventors as a result of inventions arising out of the development of Licensed Products, any patent applications filed thereon shall be owned by MP and IGEN shall have an exclusive license in the Field as provided in Section 2.1.

                          ARTICLE VII- CONFIDENTIALITY
                          ----------------------------

          7.1  Obligations.  Except as expressly provided under this Agreement,
               ------------
each party agrees that it shall hold in confidence for the term of this Agreement and for a period of five (5) years thereafter all confidential information disclosed by or acquired from the other pursuant to this Agreement and marked as confidential and shall not use such for the benefit of third parties, or disclose such to third parties, without the prior written authorization of the other party; provided, however, that neither party shall be responsible for any inadvertent disclosure of confidential information provided it has exercised the same standard of care as it exercises with respect to its own information and further provided that the parties may, for the purpose of health registration and exploitation of Licensed Products, transmit and disclose such information to Affiliated companies, subsidiaries and agents. All confidential information conveyed orally shall be treated as if it were conveyed in writing, if it is conveyed again in a writing designated "confidential" within ninety (90) days after such oral transmission.

          7.2  Exceptions.  The foregoing obligation shall not extend to
               -----------
information which (i) at the time of disclosure or acquisition is part of the public knowledge or literature or thereafter becomes part of the public knowledge or literature otherwise than by unauthorized disclosure by the receiving party, or (ii) at the time of disclosure or acquisition was in the receiving party's possession as evidenced by its written records, or (iii) become available to the receiving party from another source not bound to secrecy by the disclosing party with respect to such information, or (iv) would be required by Health Registration authorities and/or Government authorities.

                      ARTICLE VIII - TERM AND TERMINATION
                      -----------------------------------

          8.1  Term.  This Agreement, unless otherwise terminated as provided
               -----
herein, shall begin on the Effective Date set forth hereinabove and continue for ten (10) years unless the option under Paragraph 2.2 is exercised, in which case the term shall extend an additional ten (10) years. Upon termination of the second term, IGEN (and its Affiliates or sublicensees) may thereafter make, use, and distribute the Licensed Products in any country without further royalty to MP.

          8.2  MP Termination Rights.   MP shall have the right to terminate
               ----------------------
this Agreement, upon thirty (30) days notice to IGEN, if IGEN fails to make a payment due under Paragraphs 3.1 or 3.2.

                           ARTICLE IX - FORCE MAJEURE
                           --------------------------

          Notwithstanding anything to the contrary contained herein, neither party hereto shall be liable for damages or otherwise for failure to satisfy or perform any obligation or duty to be satisfied or performed pursuant to the terms and provisions of this License Agreement, if such failure is occasioned by
(a) Act of God, war, civil disorder or strikes or acts, regulations or decision of governmental, judicial or administrative agencies or authorities, or other circumstances beyond the control of the party hereto who has failed to satisfy or perform, or (b) the suspension by any Governmental authority of a license or similar authorization or approval necessary in connection with the manufacture or sale of the Licensed Products; provided, however, that any such obligation or duty, although the satisfaction or performance thereof has been postponed pursuant to this Article VIII, shall remain in force and effect and shall be satisfied and performed pursuant to this License

Agreement as soon as such satisfaction and performance becomes legally and practicably possible and IGEN shall make such effort as in IGEN's sole judgment, necessary to regain approval.

                              ARTICLE X - NOTICES
                              -------------------

          Any notice given hereunder to be effective shall be in writing and transmitted by certified mail or facsimile transmission, to the recipient at the address stated below. Either party may notify the other in the manner set forth above at the following addresses:

          For MP:             Micro-Pak, Inc.
                              209 Baynard Building
                              3411 Silverside Road
                              Wilmington, Delaware

                              Attention:  Chairman

          For IGEN:           Igen, Inc.
                              103 Springer Building
                              3411 Silverside Road
                              Wilmington, Delaware


                              Attention:  President

          Either party hereto may change its address for the purposes of this Agreement by giving the other party written notice of its new address.

                     ARTICLE XI - MISCELLANEOUS PROVISIONS
                     -------------------------------------

          11.1  Assignment.  The rights granted under this Agreement shall
                -----------
accrue to MP and its successors and assigns, and to IGEN and its successors and assigns. Prompt notification of any such assignment shall be given to the other party.

          11.2  Warranty of License to Others.  MP represents, covenants and
                ------------------------------
warrants to IGEN that no license or right has been or will be granted during the exclusive term of this Agreement by MP to any third party to manufacture, use or sell the Licensed Products in the Field within the scope of the grant of paragraph 2.1 and MP itself shall not manufacture or sell the Licensed Products in the Field within the scope of the grant of paragraph 2.1, except MP may manufacture to the extent necessary for its research purposes.

          11.3  Mediation and Arbitration.  Both parties agree that they shall
                --------------------------
attempt to resolve any dispute arising from this Agreement through mediation. Both parties agree that at least one company employee, capable of negotiating an agreement on behalf of his company, shall, within three weeks of receipt of written notification of a dispute, meet with at least one employee of the other party who is also capable of negotiating an agreement on behalf of his company. If no agreement can be reached, both parties agree to meet again within a four week period after the initial meeting to negotiate in good faith to resolve the dispute. If no agreement can be reached after this second meeting, both parties agree to submit the dispute to arbitration under the Rules of the American Arbitration Association before a single arbitrator.

          11.4  No Waiver.  This License Agreement may be amended, modified,
                ----------
superseded or canceled, and any of the terms and conditions hereof may be modified, only by a written instrument executed by both parties or, in the case of a waiver, by the party waiving compliance. Failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or considered as a further or continuing waiver of any other provision of this License Agreement.

          10.4  Severability.  In the event that any one or more of the
                -------------
agreements, provisions or terms contained herein shall be declared invalid, illegal or unenforceable in any respect, the validity of the remaining agreements, provisions or terms contained herein shall in no way be affected, prejudiced or disturbed thereby.

          11.5  Entire Agreement.  This License Agreement contains the entire
                -----------------
agreement between the parties hereto with respect to the subject matter hereof.

          11.6  Governing Law.  This License Agreement shall be governed by, and
                --------------
construed and enforced in accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, the parties hereto have executed this License Agreement as of the day and year first above written.

                              MICRO-PAK, INC.


                              By: /s/ SIGNATURE TO COME
                                 -----------------------------------
                              Title: SECRETARY
                                    --------------------------------

                              IGEN, INC.


                              By: /s/ Kevin J. Bratton
                                 -----------------------------------
                              Title: TREASURER
                                    --------------------------------

                                   APPENDIX A
                                   ----------


TO BE ADDED

                                   APPENDIX A
                                   ----------
                                    NVR/IMH

                            FOREIGN PATENTS GRANTED
                            -----------------------

REF. NO.        COUNTRY  PATENT                                                  SERIAL NO.   DATE FILED    PATENT NO.    GRANTED
----------------------------------------------------------------------------------------------------------------------------------
NVR-0019CH      SWIT     METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR  88 90 4011.9  03/08/88    0349593         03/08/88
NVR-0019CPCA    CANA     METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR  561288        03/11/88    1289420         09/24/88
NVR-0019CPJP    JAPA     METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR  63-503735     03/08/88    1876852         03/08/88
NVR-0019DE      GERW     METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR  88 90 4011.9  03/08/88    P3866544.1      03/08/88
NVR-0019FR      FRAN     METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR  88 90 4011.9  03/08/88    0349593         03/08/88
NVR-0019GB      GBRI     METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR  88 90 4011.9  03/08/88    0349593         03/08/88
NVR-0023BE      BELG     METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES      89 90 3640.4  03/02/89    0406273         03/02/89
NVR-0023CA      CANA     METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES      592763        03/03/89    1320400         07/20/93
MVR-0023CH      SWIT     METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES      89 90 3640.4  03/02/89    0406273         03/02/89
NVR-0023DE      GERW     METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES      89 90 3640.4  03/02/89    P68910969.5-08  03/02/89
NVR-0023FR      FRAN     METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES      89 90 3640.4  03/02/89    0406273         03/02/89
NVR-0023GB      GBRI     METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES      89 90 3640.4  03/02/89    0406273         03/02/89
NVR-0028CA      CANA     LIPID VESICLES FORMED OF SURFACTANTS AND STEROIDS      561289        03/11/88    1311415         12/15/92
NVR-0028DE      GERW     LIPID VESICLES FORMED OF SURFACTANTS AND STEROIDS      88 90 3061.5  03/08/88    P3867635.4      03/08/88
NVR-0031AU      ASTL     PAUCILAMELLAR LIPID VESICLES                           15416/88      03/08/88    605581          03/08/88
NVR-0031CA      CANA     PAUCILAMELLAR LIPID VESICLES                           561290        03/11/88    1289419         09/24/91
NVR-0031CH      SWIT     PAUCILAMELLAR LIPID VESICLES                           88 90 3062.3  03/08/88    0352282         01/08/92
NRV-9931DE      GERW     PAUCILAMELLAR LIPID VESICLES                           88 90 3062.3  03/08/88    P3867637.0      01/08/92
NVR-0031FR      FRAN     PAUCILAMELLAR LIPID VESICLES                           88 903062.3   03/08/88    0352282         01/08/92
NVR-0031GB      GBRI     PAUCILAMELLAR LIPID VESICLES                           88 90 3062.3  03/08/88    0352282         03/08/88

                            FOREIGN PATENTS GRANTED
                            -----------------------

REF. NO.       COUNTRY                            PATENT                             SERIAL NO.   DATE FILED  PATENT NO.  GRANTED
----------------------------------------------------------------------------------------------------------------------------------
NVR-0031NZ     NEWZ     PAUCILAMELLAR LIPID VESICLES                                223843          03/10/88  223843      03/10/88
NVR-0031ZA     SAFR     PAUCILAMELLAR LIPID VESICLES                                88/1763         03/11/88  88/1763     03/11/88
NVR-034CA      CANA     ENCAPSULATED HUMECTANT                                      608638          08/17/89  1332153     09/27/94
NVR-0036CA     CANA     BIODEGRADABLE SUPERABSORBING SPONGE                         2049055         03/08/90  2049055     07/05/94
NVR-0036SF     SAFR     BIODEGRADABLE SUPERABSORBING SPONGE                         90/1853         03/09/90  90/1853     08/28/91
NVR-0038AU     ASTL     ENCAPSULATION OF PARASITICIDES                              49446/90        12/18/89  633540      12/18/89
NVR-0047AU     ASTL     BIODEGRADABLE INCONTINENCE DEVICE                           59432/90        06/13/90  632598      06/13/90
NVR-0047JP     JAPA     BIODEGRADABLE INCONTINENCE DEVICE                           02-509554       06/13/90
NVR-0049AU     ASTL     PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED,SINGLE  64098/90        09/18/90  633631      09/18/90
NVR-0049BE     BELG     PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED,SINGLE  90 91 3925.5    09/18/90  0493441     09/18/90
NVR-0049CH     SWIT     PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED,SINGLE  90 91 3925.5    09/18/90  0493441     09/18/90
NVR-0049DE     GERM     PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED,SINGLE  90 91 3925.5    09/18/90  69015642.1  09/18/90
NVR-0049EP     EPC      PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED,SINGLE  90 91 3925.5    09/18/90  0493441     12/28/94
NVR-0049FR     FRAN     PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED         90 91 3925.5    09/18/90  0493441     09/18/90
NVR-0049GB     GBRI     PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED         90 91 3925.5    09/18/90  0493441     1E1990
NVR-0049JP     JAPA     PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED SINGLE  02-513089       09/18/90
NVR-0050DE     GERW     PARTICULATE ABSORBENT MATERIAL                              90 90 4542.9    03/08/90  0462178     03/08/90
NVR-0050GB     GBRI     PARTICULATE ABSORBENT MATERIAL                              90 90 4542.9    03/08/90  0462178     03/08/90
NVR-0050JP     JAPA     PARTICULATE ABSORBANT MATERIAL                              02-504607       03/08/90  1996619     12/08/95
NVR-0050SE     SWED     PARTICULATE ABSORBENT MATERIAL                              90 90 4542.9    03/08/90  0462178     03/08/90
NVR-0055AU     ASTL     CONTROLLED RELEASE VEHICLE                                  79812/91        05/07/91  638846      05/07/91
NVR-0060EP     EPC      RINSE-FREE SHAMPOO                                          91 91 3520.2    07/16/91  0539474     10/11/95
NVR-0060SF     SAFR     RINSE-FREE SHAMPOO                                          91/5587         07/17/91  91/5587     07/17/91

                            FOREIGN PATENTS GRANTED
                            -----------------------

REF. NO.       COUNTRY  PATENT                                                      SERIAL NO.   DATE FILED  PATENT NO.  GRANTED
---------------------------------------------------------------------------------------------------------------------------------
NVR-0083SF     SAFR     LIPID VESICLES HAVING AN ALKYD AS A WALL-FORMING MATERIAL  92/1015       02/12/92    92/1015     02/12/92
NVR-0086AU     ASTL     GAS AND OXYGEN CARRYING LIPID VESICLES                     15388/92      02/26/92    660970      07/13/95
IMH-0022CA     CANA     METHOD OF MANUFACTURING UNILAMELLAR LIPID VESICLES         572961        25JL1988    1330532     05JL1994
IMH-0023EP     EPC      METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES          89 90 3640.4  02MR1989    0406273     02MR1989
IMH-0031EP     EPC      PAUCILAMELLAR LIPID VESICLES                               88 90 3062.3  08MR1988    0352282     08JA1992
IMH-0050EP     EPC      PARTICULATE ABSORBENT MATERIAL                             90 90 4542.9  08MR1990    0462178     08MR1990
IMH-0060AU     ASTL     RINSE-FREE SHAMPOO                                         81955/91      16JL1991    649055      16JL1991
IMH-0060GB     GBRI     RINSE-FREE SHAMPOO                                         91 91 3520.2  16JL1991    0539474     16JL1991
IMH-0121AU     ASTL     BLENDED LIPID VESICLES                                     24930/92      20AU1992    655072      23MR1995
IMH-0127SF     SAFR     METHOD AND INHIBITING VIRAL REPRODUCTION                   94/0102       07JA1994    94/0102     07JA1994

                              U.S. PATENTS GRANTED
                              --------------------

REF. NO.       COUNTRY                             PATENT                             SERIAL NO.  DATE FILED  PATENT NO.  GRANTED
----------------------------------------------------------------------------------------------------------------------------------
NVR-0031CN     USA      PAUCILAMELLAR LIPID VESICLES                                     443,516    11/29/89     5147723  09/15/92
NVR-0037       USA      ENCAPSULATION IONOPHORE GROWTH FACTOR                             287108    12/20/88     5023086  06/11/91
NVR-0046C2     USA      HYBRID PAUCILAMELLAR LIPID VESICLES                            07/759732    09/12/91     5234767  08/10/93
NVR-0049       USA      PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED,SINGLE     07/410608    09/21/89     5032457  07/16/91
NVR-0060CN     USA      RINSE-FREE SHAMPOO                                             07/809230    12/17/91     5234621  08/10/93
NVR-0073       USA      BIODEGRADABLE GEL                                              07/587240    09/24/90     5234915  08/10/93
NVR-0078       USA      METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES          598120    10/16/90     5160669  11/03/92
NVR-0082       USA      LIPID VESICLES HAVING N N-DIMETHYLAMIDE DERIVATIVES AS THEIR   07/735645    07/15/91     5213805  05/25/93
NVR-0083       USA      LIPID VESICLES HAVING AN ALKYD AS A WALL-FORMING MATERIAL         654327    02/12/91     5164191  11/17/92
NVR-0091CN     USA      LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS                07/909112    07/08/92     5256422  10/26/93
NVR-0148CN     USA      EXTENDED DURATION ANTACID PRODUCT                              08/210645    03/18/94     5490985  02/13/96
NVR-0215       USA      SUCROSE DISTEARATE LIPID VESICLES                              08/148885    11/08/93     5405615  04/11/95
IMH-0005       USA      PNEUMATIC INJECTION APPARATUS                                     881033    24FE1978     4177810  11DE1979
IMH-0019CP     USA      METHOD OF PRODUCING HIGH AQUEOUS VOLUME MULTILAMELLAR             078658    28JL1987     4855090  08AU1989
IMH-0022       USA      METHOD OF MANUFACTURING UNILAMELLAR LIPID VESICLES                078834    28JL1987     4853228  01AU1989
IMH-0023       USA      METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES                 163806    03MR1988     4895452  23JA1990
IMH-0023DV     USA      METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES                 430119    01NO1989     5013497  07MY1991
IMH-0028       USA      LIPID VESICLES FORMED OF SURFACTANTS AND STEROIDS                 124824    24NO1987     4917951  17AP1990
IMH-0031       USA      PAUCILAMELLAR LIPID VESICLES                                   07/157571    03MR1988     4911928  27MR1990
IMH-0031CN3    USA      PAUCILAMELLAR LIPID VESICLES                                      200351    03FE1994     5474848  12DE1995

                              U.S. PATENTS GRANTED
                              --------------------

REF. NO.      COUNTRY                         PATENT                          SERIAL NO.  DATE FILED  PATENT NO.  GRANTED
--------------------------------------------------------------------------------------------------------------------------
IMH-0034      USA      ENCAPSULATED HUMECTANT                                     234309  19AU1988       4942038  7JL1990
IMH-0035      USA      PROTEIN COUPLING TO LIPID VESICLES                         300079  19JA1989       5000960  19MR1991
IMH-0036      USA      BIODEGRADABLE SUPERABSORBING SPONGE                        320944  09MR1989       4959341  25SE1990
IMH-0036DV    USA      METHOD OF USING BIODEGRADABLE SUPERABSORBING SPONGE        552587  12JL1990       5073202  17DE1991
IMH-0038      USA      ENCAPSULATION OF PARASITICIDES                             286731  20DE1988       5019392  28MY1991
IMH-0041      USA      REINFORCED PAUCILAMELLAR LIPID VESICLES                    371738  26JE1989       5104736  14AP1992
IMH-0047      USA      BIODEGRADABLE INCONTINENT DEVICE                           371210  26JE1989       4944734  31JL1990
IMH-0048      USA      LIPOSOMAL CLEANER                                          410650  21SE1989       5019174  28MY1991
IMH-0050      USA      PARTICULATE ABSORBENT MATERIAL                             490356  08MR1990       4952550  28AU1990
IMH-0055      USA      CONTROLLED RELEASE VEHICLE                                 521086  09MY1990       5049395  17SE1991
IMH-0073      USA      BIODEGRADABLE GEL                                          587240  24SE1990       5234915  10AU1993
IMH-0086      USA      GAS AND OXYGEN CARRYING LIPID VESICLES                     662850  01MR1991       5219538  16JE1993
IMH-0121      USA      BLENDED LIPID VESICLES                                  07/761253  17SE1991       5260065  09NO1993
IMH-0209      USA      LIPID VESICLES CONTAINING AVOCADO OIL UNSAPONIFIABLES              15DE1993
IMH-0214      USA      PROPYLENE GLYCOL STEARATE VESICLES                         148952  08NO1993       5439967  08AU1995

                             FOREIGN PATENTS FILED
                             ---------------------

REF. NO.       COUNTRY  PATENT                                                       SERIAL NO.   DATE FILED
------------------------------------------------------------------------------------------------------------
NVR-0023BR     BRAZ     METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES            P1 89 07293    03/02/89
NVR-0023JP     JAPA     METHOD AND APPARATUS FOR PRODUCING LIPID VESICLES            01-503339      03/02/89
NVR-0028JP     JAPA     LIPID VESICLES FORMED OF SURFACTANTS AND STEROIDS            63502979       03/08/88
NVR-0031BR     BRAZ     PAUCILAMELLAR LIPID VESICLES                                 P18807410      03/08/88
NVR-0031JP     JAPA     PAUCILAMELLAR LIPID VESICLES                                 63-502980      03/08/88
NVR-0031KR     KORS     PAUCILAMELLAR LIPID VESICLES                                 701447/88      03/08/88
NVR-0031SU     USSR     PAUCILAMELLAR LIPID VESICLES                                 4742173        03/08/88
NVR-0035CA     CANA     PROTEIN COUPLING OF LIPID VESICLES                           2046893        01/10/90
NVR-0036EP     EPC      BIODEGRADABLE SUPERABSORBING SPONGE                          90 90 5032.0   03/08/90
NVR-0036JP     JAPA     BIODEGRADABLE SUPERABSORBING SPONGE                          02-505069      03/08/90
NVR-0036KR     KORS     BIODEGRADABLE SUPERABSORBING SPONGE                          702416/90      03/08/90
NVR-0038BR     BRAZ     ENCAPSULATION OF PARASITICIDES                               PI 8907837     12/18/89
NVR-0038CA     CANA     ENCAPSULATION OF PARASITICIDES                               2006251-7      12/20/89
NVR-0038JP     JAPA     ENCAPSULATION OF PARASITICIDES                               02-502095      12/18/89
NVR-0041CA     CANA     REINFORCED PAUCILAMELLAR LIPID VESICLES                      2062726        06/13/90
NVR-0047CA     CANA     BIODEGRADABLE INCONTINENCE DEVICE                            2060660        06/13/90
NVR-0049BR     BRAZ     PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED,SINGLE   P190076781     09/18/90
NVR-0049CA     CANA     PAUCILAMELLAR LIPID VESICLES USING CHARGE-LOCALIZED,SINGLE   2066617        09/18/90
NVR-0050CA     CANA     PARTICULATE ABSORBENT MATERIAL                               2049054        03/08/90
NVR-0050SK     KORS     PARTICULATE ABSORBENT MATERIAL                               702417/900     03/08/90

                             FOREIGN PATENTS FILED
                             ---------------------

                                                                                                                              DATE
REF. NO.                     COUNTRY       PATENT                                                             SERIAL NO.     FILED
------------------------------------------------------------------------------------------------------------------------------------
NVR-0055CA                   CANA     CONTROLLED RELEASE VEHICLE                                                   2082496  05/07/91
NVR-0055EP                   EPC      CONTROLLED RELEASE VEHICLE                                              91 91 1101.3  05/07/91
NVR-0055JP                   JAPA     CONTROLLED RELEASE VEHICLE                                                 03-510601  05/07/91
NVR-0060CA                   CANA     RINSE-FREE SHAMPOO                                                           2087176  07/16/91
NVR-0060JP                   JAPA     RINSE-FREE SHAMPOO                                                         03-512323  07/16/91
NVR-0060KR                   KORS     RINSE-FREE SHAMPOO                                                         93-700069  07/16/91
NVR-0078CA                   CANA     METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES                     2093526  10/15/91
NVR-0078EP                   EPC      METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES                91 92 0355.4  10/15/91
NVR-0078JP                   JAPA     METHOD OF MAKING OIL FILLED PAUCILAMELLAR LIPID VESICLES                   04-500743  10/15/91
NVR-0082CA                   CANA     LIPID VESICLES HAVING N N-DIMETHYLAMIDE DERIVATIVES AS THEIR                 2114836  07/21/92
NVR-0083CA                   CANA     LIPID VESICLES HAVING AN ALKYD AS A WALL-FORMING MATERIAL                    2103808  02/10/92
NVR-0083EP                   EPC      LIPID VESICLES HAVING AN ALKYD AS A WALL-FORMING MATERIAL               92 90 7074.6  02/10/92
NVR-0083EPDV                 EPC      LIPID VESICLES HAVING AN ALKYD AS A WALL-FORMING MATERIAL               96 10 2243.1  02/10/92
NVR-0086CA                   CANA     GAS AND OXYGEN CARRYING LIPID VESICLES                                       2106405  02/26/92
NVR-0086JP                   JAPA     GAS AND OXYGEN CARRYING LIPID VESICLES                                     04-507835  02/26/92
NVR-0091BR                   BRAZ     LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS                            PI9205819  03/25/92
NVR-0091CA                   CANA     LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS                              2108039  03/25/92
NVR-0091EP                   EPC      LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS                         92 91 0447.9  03/25/92
NVR-0091JP                   JAPA     LIPID VESICLE CONTAINING WATER-IN-OIL EMULSIONS                            04-510613  03/25/92
NVR-0127CA                   CANA     METHOD AND INHIBITING VIRAL REPRODUCTION                                     2153780  01/03/94
NVR-0148EP                   EPC      EXTENDED DURATION ANTACID PRODUCT                                       94 90 1572.1  11/17/93
NVR-0209PC                   PCT      LIPID VESICLES CONTAINING AVOCADO OIL UNSAPONIFIABLES                 PCT/US94/12158  10/25/94
NVR-0213PC                   PCT      METHOD AND INHIBITING VIRAL REPRODUCTION                              PCT/US95/00475  01/11/95

                             FOREIGN PATENTS FILED
                             ---------------------

REF. NO.          COUNTRY      PATENT                                                        SERIAL NO.      DATE FILED
-----------------------------------------------------------------------------------------------------------------------
NVR-0214PC        PCT      PROPYLENE GLYCOL STEARATE VESICLES                              PCT/US94/12157    10/25/94
NVR-0215PC        PCT      SUCROSE DISTEARATE LIPID VESICLES                               PCT/US94/12156    10/25/94
NVR-0298PC        PCT      ANTIMICROBIAL OIL-IN-WATER EMULSIONS                            PCT/US95/06236    05/18/95
NVR-0298ZA        SAFR     ANTIMICROBIAL OIL-IN-WATER EMULSIONS                            95/9426           11/07/95
NVR-0299CPPC      PCT      SOLVENT DETERGENT EMULSIONS HAVING ANTIVIRAL ACTIVITY           NEW APPLICATION   03/19/96
NVR-0300PC        PCT      EOXY ESTER VESICLES AND PAINTS                                  PCT/US95/13877    10/26/95
NVR-0310PC        PCT      MICELLAR NANOPARTICLES                                          PCT/US96/01410    01/29/96
NVR-0310ZA        SAFR     MICELLAR NANOPARTICLES                                          96/0738           01/31/96
NVR-0311PC        PCT      ANTIBACTERIAL OIL-IN-WATER EMULSIONS                            PCT/US95/06234    05/18/95
NVR-0311ZA        SAFR     ANTIBACTERIAL OIL-IN-WATER EMULSIONS                            95/9427           11/07/95
NVR-0325PC        PCT      GRAM NEGATIVE BACTERIAL INFECTION VACCINE                       PCT/US95/15446    11/09/95
IMH-0121CA        CANA     BLENDED LIPID VESICLES                                          2119250           20AU1992
IMH-0121EP        EPC      BLENDED LIPID VESICLES                                          92 91 8622.9      20AU1992
IMH-0121JP        JAPA     BLENDED LIPID VESICLES                                          05-506038         20AU1992
IMH-0148CA        CANA     EXTENDED DURATION ANTACID PRODUCT                               2150463           17NO1993
IMH-0148JP        JAPA     EXTENDED DURATION ANTACID PRODUCT                               NEW APPLICATION   17NO1993
IMH-0148PC        PCT      EXTENDED DURATION ANTACID PRODUCT                               PCT/US93/11180    17NO1993
IMH-0216PC        PCT      METHOD OF TRANSMITTING A BIOLOGICALLY ACTIVE MATERIAL           PCT/US94/14537    15DE1994

                               U.S. PATENTS FILED
                               ------------------

REF. NO.       COUNTRY  PATENT                                                 SERIAL NO.    DATE FILED
-------------------------------------------------------------------------------------------------------
NVR-0046CN4    USA      HYBRID PAUCILAMELLAR LIPID VESICLES                     08/456283    05/31/95
NVR-0146CN     USA      ENTRAPMENT VEHICLE AND METHOD                           08/335207    11/07/94
NVR-0209C2     USA      LIPID VESICLES CONTAINING AVOCADO OIL UNSAPONIFIABLES   08/583667    01/05/96
NVR-0213       USA      VACCINES CONTAINING PAUCILAMELLAR LIPID VESICLES AS     08/201346    02/24/94
NVR-0216CN     USA      LIPID VESICLE FUSION AS A METHOD OF TRANSMITTING A      08/420324    04/11/95
NVR-0282       USA      ANTIMICROBIAL OIL-IN-WATER EMULSIONS                    08/246868    05/20/94
NVR-0298       USA      ANTIMICROBIAL OIL-IN-WATER EMULSIONS                    08/322827    10/13/94
NVR-0299       USA      SOLVENT DETERGENT EMULSIONS HAVING ANTIVIRAL ACTIVITY   08/427042    04/24/95
NVR-0299CP     USA      SOLVENT DETERGENT EMULSIONS HAVING ANTIVIRAL ACTIVITY   08/593651    01/29/96
NVR-0302       USA      GRAM NEGATIVE BACTERIAL INFECTION VACCINE               08/389637    02/16/95
NVR-0300       USA      EPOXY ESTER VESICLES AND PAINTS                         08/333757    11/03/94
NVR-0305       USA      VIRUS INACTIVATING OIL-IN-WATER EMULSIONS               08/329730    10/26/94
NVR-0310       USA      MICELLAR NANOPARTICLES                                  08/380942    01/31/95
NVR-0325       USA      GRAM NEGATIVE BACTERIAL INFECTION VACCINE               08/482552    06/07/95
NVR-0339       USA      ADJUVANT PROPERTIES OF POLY(AMIDOAMINE)DENDRIMERS       08/597938    02/07/96
IMH-0046C3     USA      HYBRID PAUCILAMELLAR LIPID VESICLES                     08/005940    19JA1993
IMH-0127CN     USA      METHOD OF INHIBITING VIRAL REPRODUCTION                 08/265506    24JE1994
IMH-0308       USA      STIMULATION OF HAIR FOLLICLES                           06OC1995
IMH-0311       USA      ANTIBACTERIAL OIL-IN-WATER EMULSIONS                    443937       18MY1995